Fees Summary	Jul. 31, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,000,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	101,243.70
Total Offset Amount	0.00
Net Fee	$ 101,243.70
Final Prospectus	false